SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 2, 2021

Touchpoint Group Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4300 Biscayne Blvd, Suite 203, Miami, Florida 33137

(Address of Principal Executive Offices)

(305) 420 6640

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Mast Hill

On November 2, 2021, we consummated a Securities Purchase Agreement with Mast Hill Fund, L. P. (“Mast Hill”), whereby we issued to Mast Hill a convertible promissory note (“Convertible Note”) in the principal amount of $810,000 and issued to Mast Hill a common stock purchase warrant (the “Warrant”) to purchase 28,065,000 shares of our common stock as additional consideration for Mast Hill’s purchase of the Convertible Note. As a condition to the purchase and sale the Convertible Note and Warrant, we issued to Mast Hill 10,855,047 shares (the “Commitment Shares”) of our common stock and entered into a Registration Rights Agreement with Mast Hill pursuant to which we are to register for resale under the Securities Act of 1933, as amended, the Commitment Shares and the shares issuable upon conversion of the Note and exercise of the Warrant. In consideration of the Convertible Note and Warrant we received $729,000, less $10,800 retained by Mast Hill in reimbursement of its legal fees.

The principal amount of the Convertible Note and all interest accrued thereon is payable on October 29, 2022. The Convertible Note provides for interest at the rate of 12% per annum, payable at maturity, and is convertible into shares of our common stock at a price of $0.0125 per share, subject to anti-dilution adjustments in the event of certain corporate events as set forth in the Convertible Note. In addition, subject to certain limited exceptions, if at any time while the Convertible Note remains outstanding, we grant any option to purchase, sell or grant any right to reprice, or otherwise dispose of, issue or sell any shares of our common stock or securities or rights convertible into or exercisable for shares of our common stock, at a price below the then conversion price of the Convertible Note, the holder of the Convertible Note shall have the right to reduce the conversion price to such lower price.

The Warrant is exercisable until October 29, 2023, at a price of $0.02 per share, subject to customary anti-dilution adjustments. In addition, subject to certain limited exceptions, if at any time while the Warrant remains outstanding, we grant any option to purchase, sell or grant any right to reprice, or otherwise dispose of, issue or sell any shares of our common stock or securities or rights convertible into or exercisable for shares of our common stock, at a price below the then exercise price of the Warrant, the holder of the Warrant shall have the right to reduce the exercise price to such lower price. At any time when the Market Price, as defined in the Warrant, is in excess of the exercise price, the holder of the Warrant shall have the right to exercise the Warrant by means of a “cashless exercise” in accordance with the formula provided in the Warrant.

The Commitment Shares and the shares issuable upon conversion of the Convertible Note and exercise of the Warrants are to be registered under the Securities Act for resale by Mast Hill as provided in the Registration Rights Agreement. Mast Hill has agreed to limit sales of the common stock issued upon conversion of Convertible Note, during the period beginning on the date of issuance of the Convertible Note and ending on the maturity date or the date of occurrence of an event of default, to the greater of $5,000 or 15% of the Daily Dollar Volume, as defined in the Note.

For a complete statement of the terms and conditions of the Convertible Note, Warrant and Registration Rights Agreements, please see Exhibits 10.2, 10.3 and 10.4 hereto.

Talos Victory

On November 5, 2021, we consummated a Securities Purchase Agreement with Talos Victory Fund, LLC (“Talos”), whereby we issued to Talos a convertible promissory note (“Talos Convertible Note”) in the principal amount of $540,000 and issued to Talos a common stock purchase warrant (the “Talos Warrant”) to purchase 15,810,000 shares of our common stock as additional consideration for its purchase of the Convertible Note. As a condition to the purchase and sale the Convertible Note and Warrant, we issued to Talos 10,144,953 shares (the “Talos Commitment Shares”) of our common stock and entered into a Registration Rights Agreement pursuant to which we are to register for resale under the Securities Act of 1933, as amended, the Talos Commitment Shares and the shares issuable upon conversion of the Talos Convertible Note and exercise of the Talos Warrant. In consideration of the Talos Convertible Note and Warrant we received $486,000, less $7,200 retained by Talos in reimbursement of its legal fees.

The principal amount of the Talos Convertible Note and all interest accrued thereon is payable on November 3, 2022. The Talos Convertible Note provides for interest at the rate of 12% per annum, payable at maturity, and is convertible into shares of our common stock at a price of $0.0125 per share, subject to anti-dilution adjustments in the event of certain corporate events as set forth in the Talos Convertible Note. In addition, subject to certain limited exceptions, if at any time while the Talos Convertible Note remains outstanding, we grant any option to purchase, sell or grant any right to reprice, or otherwise dispose of, issue or sell any shares of our common stock or securities or rights convertible into or exercisable for shares of our common stock, at a price below the then conversion price of the Talos Convertible Note, the holder of the Talos Convertible Note shall have the right to reduce the conversion price to such lower price.

The Talos Warrant is exercisable until November 3, 2023, at a price of $0.02 per share, subject to customary anti-dilution adjustments. In addition, subject to certain limited exceptions, if at any time while the Talos Warrant remains outstanding, we grant any option to purchase, sell or grant any right to reprice, or otherwise dispose of, issue or sell any shares of our common stock or securities or rights convertible into or exercisable for shares of our common stock, at a price below the then exercise price of the Talos Warrant, the holder of the Talos Warrant shall have the right to reduce the exercise price to such lower price. At any time when the Market Price, as defined in the Talos Warrant, is in excess of the exercise price, the holder of the Talos Warrant shall have the right to exercise the Talos Warrant by means of a “cashless exercise” in accordance with the formula provided in the Talos Warrant.

The Commitment Shares and the shares issuable upon conversion of the Talos convertible Note and exercise of the Talos Warrant are to be registered under the Securities Act for resale as provided in the Talos Registration Rights Agreement. Talos has agreed to limit sales of the common stock issued upon conversion of Talos Convertible Note, during the period beginning on the date of issuance of the Talos Convertible Note and ending on the maturity date or the date of occurrence of an event of default, to the greater of $5,000 or 15% of the Daily Dollar Volume, as defined in the Talos Convertible Note.

A portion of the proceeds to us from the sale of our convertible notes and warrants to mast Hill and Talos used to satisfy certain outstanding promissory notes in the aggregate principal amount of $605,000 plus all interest accrued thereon and the balance will be used for business development purposes.

For a complete statement of the terms and conditions of the Talos Convertible Note, Talos Warrant and Talos Registration Rights Agreements, please see Exhibits 10.6, 10.7 and 10.8 hereto.

Item 3.02 Unregistered Sales of Equity Securities

See the discussion under Item 1.01 regarding the issuance of shares of our common stock to each of Mast Hill and Talos for consummating its Securities Purchase Agreement and the shares issuable upon conversion of the convertible note and warrant acquired by each of them.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 10.2 10.3 10.4 10.5 10.6 10.7 10.8

Securities Purchase Agreement dated October 29, 2021, between the Company and Mast Hill Fund, L. P.

Promissory Note in the principal amount of $810,000 issued by the Company in favor of Mast Hill Fund, L. P.

Common Stock Purchase Warrant dated October 29, 2021, issued by the Company to Mast Hill Fund, L. P.

Registration Rights Agreement dated October 29, 2021, between the Company and Mast Hill Fund, L. P.

Securities Purchase Agreement dated November 3, 2021, between the Company and Talos Victory Fund, LLC

Promissory Note in the principal amount of $540,000 issued by the Company in favor of Talos Victory Fund, LLC

Common Stock Purchase Warrant dated November 3, 2021, issued by the Company to Talos Victory Fund, LLC

Registration Rights Agreement dated November 3, 2021, between the Company and Talos Victory Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2021

TOUCHPOINT GROUP HOLDINGS, INC.

By:	/s/Martin Ward
Name: Martin Ward
Title: Chief Financial Officer